                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                           TENDER OF ALL OUTSTANDING

                             5 7/8% NOTES DUE 2004
                              IN EXCHANGE FOR NEW
                             5 7/8% NOTES DUE 2004,

                             6 1/4% NOTES DUE 2006
                              IN EXCHANGE FOR NEW
                             6 1/4% NOTES DUE 2006,

                                      AND

                              6.70% NOTES DUE 2011
                              IN EXCHANGE FOR NEW
                              6.70% NOTES DUE 2011

                                       OF

                       AMERICAN HOME PRODUCTS CORPORATION

     Registered holders of outstanding 5 7/8% Notes due 2004, 6 1/4% Notes due 2006 and 6.70% Notes due 2011 (the "Private Notes") who wish to tender their Private Notes in exchange for a like principal amount of new 5 7/8% Notes due 2004, 6 1/4% Notes due 2006 and 6.70% Notes due 2011 (the "Exchange Notes") and whose Private Notes are not immediately available or who cannot deliver their Private Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Chase Manhattan Bank (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            THE CHASE MANHATTAN BANK

By Registered or Certified Mail,
   Hand Delivery or Overnight             By Facsimile:                Confirm by telephone:
            Courier:
    The Chase Manhattan Bank           (212) 638-7380/7881                  Victor Matis
        55 Water Street                                                    (212) 638-0459
   Room 234 -- North Building
    New York, New York 10041

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Exchange Agent the principal amount of Private Notes indicated below, upon the terms and subject to the conditions
contained in the Prospectus dated             , 2001 of American Home Products
Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

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                                     NAME AND ADDRESS OF      CERTIFICATE NUMBER(S)
                                   REGISTERED HOLDER AS IT       OF PRIVATE NOTES
                                        APPEARS ON THE         TENDERED (OR ACCOUNT        PRINCIPAL AMOUNT
                                        PRIVATE NOTES          NUMBER AT BOOK-ENTRY        OF PRIVATE NOTES
      NAME OF TENDERING HOLDER          (PLEASE PRINT)              FACILITY)                  TENDERED
-------------------------------------------------------------------------------------------------------------------
                                   ----------------------------------------------------------------------------

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

                                   SIGN HERE
Name of Registered or Acting Holder:
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Signature(s):
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Name(s) (please print):
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Address:
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Telephone Number:
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Date:
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

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (Not to be used for signature guarantee)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Private Notes (or a confirmation of book-entry transfer of such Private Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

Name of Firm: ----------------------------------------

Address: ---------------------------------------------

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                                        (Zip Code)

Area Code and Telephone No.:
                             -------------------------

------------------------------------------------------
               (Authorized Signature)

Title:
------------------------------------------------------

Name:
------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                (Please type or print)

Date:
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NOTE: DO NOT SEND PRIVATE NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. PRIVATE
      NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.